Exhibit (p)
                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of The Wright Asset Allocation Trust, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright Asset Allocation Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


         NAME                        CAPACITY                     DATE
         ----                       --------                      ----

                                 President, Principal
                                 Executive Officer and
/s/ Peter M. Donovan             Trustee                        March 18, 1999
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Peter M. Donovan
                                 Treasurer and Principal
                                 Financial and Accounting
/s/ James L. O'Connor            Officer                         March 18, 1999
------------------------------
James L. O'Connor

/s/ H. Day Brigham, Jr.           Trustee                        March 18, 1999
------------------------------
H. Day Brigham, Jr.

/s/ Judith R. Corchard            Trustee                        March 18, 1999
------------------------------
Judith R. Corchard

/s/ Dorcas R. Hardy               Trustee                        March 18, 1999
------------------------------
Dorcas R. Hardy

/s/ Leland Miles                  Trustee                        March 18, 1999
------------------------------
Leland Miles

/s/ A.M. Moody, III               Trustee                        March 18, 1999
------------------------------
A.M. Moody, III

/s/ Lloyd F. Pierce               Trustee                        March 18, 1999
------------------------------
Lloyd F. Pierce

/s/ Richard E. Taber              Trustee                        March 18, 1999
------------------------------
Richard E. Taber

/s/ Raymond Van Houtte            Trustee                        March 18, 1999
------------------------------
Raymond Van Houtte